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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 19, 2006
                                ----------------

                       ADVANTA BUSINESS RECEIVABLES CORP.,
                                  AS DEPOSITOR
                                  ON BEHALF OF
                       ADVANTA BUSINESS CARD MASTER TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               -------------------


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


               NEVADA                                  333-81788                               23-2852207
   (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION
           INCORPORATION)                                                                        NUMBER)

                                              ADVANTA BUSINESS RECEIVABLES CORP.
                                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               NEVADA                                  333-81788                               23-2852207
   (STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION
           INCORPORATION)                                                                        NUMBER)

             2215 B RENAISSANCE DRIVE, SUITE 5
                     LAS VEGAS, NEVADA                                                          89119
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                             (ZIP CODE)



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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 966-4246



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS
ITEM 8.01 -- OTHER EVENTS

         In connection with the Registration Statement on Form S-3 (File No. 333-132508), as amended (the "Registration Statement"), Wilmington Trust Company, a Delaware corporation, as owner trustee (the "Owner Trustee"), and Deutsche Bank Trust Company Americas, as indenture trustee (the "Indenture Trustee"), entered into Amendment No. 1 to the Master Indenture dated as of August 1, 2000, between the Owner Trustee and the Indenture Trustee.

         In connection with the Registration Statement, Advanta Business Receivables Corp. ("ABRC"), as transferor (the "Transferor"), and the Owner Trustee entered into Amendment No. 1 to the Trust Agreement dated as of August 1, 2000, between the Transferor and the Owner Trustee.

         In connection with the Registration Statement, the Transferor, Advanta Bank Corp., as servicer (the "Servicer"), and Advanta Business Card Master Trust, as issuer (the "Issuer"), entered into Amendment No. 1 to the Transfer and Servicing Agreement dated as of August 1, 2000, between the Transferor, the Servicer and the Issuer.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Not applicable

         (d)      Exhibits


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


Exhibit No.                        Description
-------------------------          -----------------------------------------------------------------------------------

4.1                                Amendment No. 1 to the Master Indenture dated as of August 1, 2000, between
                                   Wilmington Trust Company, a Delaware corporation, as owner trustee, and Deutsche
                                   Bank Trust Company Americas, as indenture trustee.

4.2                                Amendment No. 1 to the Trust Agreement dated as of August 1, 2000, between
                                   Advanta Business Receivables Corp., as transferor, and Wilmington Trust Company, a Delaware corporation, as owner trustee.

4.3                                Amendment No. 1 to the Transfer and Servicing Agreement dated as of August 1,
                                   2000, between Advanta Business Receivables Corp., as transferor, Advanta Bank
                                   Corp., as servicer, and Advanta Business Card Master Trust, as issuer.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2006


                                ADVANTA BUSINESS CARD MASTER TRUST

                                By:      Advanta Bank Corp., as attorney-in-fact


                                By:      /s/ Michael Coco
                                         ------------------------------
                                         Name:    Michael Coco
                                         Title:   Vice President and Treasurer

                                ADVANTA BUSINESS RECEIVABLES CORP.


                                By:      /s/ Michael Coco
                                         ------------------------------
                                         Name:    Michael Coco
                                         Title:   President



                                      -3-

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                                  EXHIBIT INDEX

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

Exhibit No.                        Description
-------------------------          -----------------------------------------------------------------------------------

4.1                                Amendment No. 1 to the Master Indenture dated as of August 1, 2000, between
                                   Wilmington Trust Company, as owner trustee, and Deutsche Bank Trust Company
                                   Americas, as indenture trustee.

4.2                                Amendment No. 1 to the Trust Agreement dated as of August 1, 2000, between
                                   Advanta Business Receivables Corp., as transferor, and Wilmington Trust Company, a Delaware corporation, as owner trustee.

4.3                                Amendment No. 1 to the Transfer and Servicing Agreement dated as of August 1,
                                   2000, between Advanta Business Receivables Corp., as transferor, Advanta Bank
                                   Corp., as servicer, and Advanta Business Card Master Trust, as issuer.
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